Exhibit 99.1
LETTER OF CONSENT
to the Proposed Amendment
Relating to the
2 3/4% Series A Convertible Senior Debentures due 2023
($750,000,000 principal amount outstanding)
(CUSIP No. 549463AG2),
and
2 3/4% Series B Convertible Senior Debentures due 2025
($880,500,000 principal amount outstanding)
(CUSIP No. 549463AH0)
of
LUCENT TECHNOLOGIES INC.
THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON FRIDAY, DECEMBER 1, 2006, UNLESS EXTENDED IN RESPECT OF
EITHER OR BOTH SERIES OF THE DEBENTURES OR EARLIER TERMINATED (SUCH TIME
AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). CONSENTS
MAY BE REVOKED AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE
EXPIRATION DATE, BUT NOT THEREAFTER.
The tabulation agent (the “Tabulation Agent”) for the consent solicitation is:
D.F. KING & COMPANY, INC.

By Facsimile (Eligible Institutions Only): D.F. King & Company, Inc. (212) 809-8838 (Confirm by Telephone: (212) 493-6996)	By Mail, Hand or Overnight Courier: D.F. King & Company, Inc. 48 Wall Street, 22nd Floor New York, New York 10005 Attn: Elton Bagley
DELIVERY OF THIS LETTER OF CONSENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE,
OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
HOLDERS WHO HAVE PREVIOUSLY DELIVERED CONSENTS TO THE TABULATION AGENT DO NOT NEED TO REDELIVER SUCH CONSENTS. HOWEVER A SUBSTITUTE FORM W-9, INCLUDED IN THIS DOCUMENT OR THE APPROPRIATE FORM W-8 MUST BE COMPLETED IN ORDER TO AVOID U.S. FEDERAL BACKUP WITHHOLDING.

     The instructions contained herein should be read carefully before this Letter of Consent is completed. This Letter of Consent is being delivered in connection with the Offer to Guarantee and Joint Consent Solicitation contained in the joint solicitation statement/prospectus, dated November 14, 2006, of Alcatel and Lucent Technologies Inc. and the revised joint solicitation statement/prospectus supplement dated November 27, 2006 (as the same may be amended or further supplemented from time to time, the “Joint Solicitation Statement/Prospectus”).
     Questions relating to this Letter of Consent and the procedures for delivering consents to the Proposed Amendment (as defined herein) and requests for assistance may be directed to the Tabulation Agent at the address and telephone number set forth above. Requests for additional copies of the Joint Solicitation Statement/Prospectus or this Letter of Consent may be directed to D.F. King & Company, Inc., the information agent (the “Information Agent”), at the address and telephone numbers on the back cover of this Letter of Consent. All other questions relating to the consent solicitation may be directed to Bear Stearns & Co. Inc., the solicitation agent (the “Solicitation Agent”), at the address and telephone numbers on the back cover of this Letter of Consent.
     HOLDERS WHO WISH TO PARTICIPATE IN THE CONSENT SOLICITATION, AS SET FORTH IN THE JOINT SOLICITATION STATEMENT/PROSPECTUS, MUST VALIDLY DELIVER A CONSENT TO THE TABULATION AGENT PRIOR TO THE EXPIRATION DATE AND COMPLETE THE REQUIRED TAX FORM.
     HOLDERS WHO HAVE PREVIOUSLY DELIVERED CONSENTS TO THE TABULATION AGENT DO NOT NEED TO REDELIVER SUCH CONSENTS HOWEVER A SUBSTITUTE FORM W-9 INCLUDED IN THIS DOCUMENT OR THE APPROPRIATE FORM W-8 MUST BE COMPLETED IN ORDER TO AVOID U.S. FEDERAL BACKUP WITHHOLDING. NON-U.S. PERSONS SHOULD ASK THE PAYING AGENT FOR A COPY OF SUCH FORM.
     This Letter of Consent and instructions hereto (together with the Joint Solicitation Statement/Prospectus, the “Consent Documents”) constitute Alcatel’s offer to fully and unconditionally guarantee the payment obligations under the 2 3/4% Series A Senior Convertible Debentures due 2023 (the “Series A Debentures”) and 2 3/4% Series B Senior Convertible Debentures due 2025 (the “Series B Debentures” and together with the Series A Debentures, the “Debentures”) of Lucent Technologies Inc. (“Lucent”), and Lucent’s offer to pay a one-time consent fee, in return for your consent, validly delivered and not revoked prior to the Expiration Date, to the Proposed Amendment to the Indenture, dated as of June 4, 2003, among Lucent, and The Bank of New York, as trustee (the “Trustee”), under which the Debentures were issued (as amended by that certain First Supplemental Indenture, dated as of June 4, 2003, and as otherwise amended, modified or supplemented from time to time, the “Indenture”).
     To amend the Indenture and effect the Proposed Amendment, we must receive duly executed and not validly revoked consents from the registered holders (the “Holders”) of a majority in aggregate principal amount of each series of the outstanding Debentures (the “Required Consents”). The consent solicitation is being made upon the terms and subject to the conditions of the Consent Documents, and Holders should review carefully such information.
     THE CONSENT SOLICITATION IS NOT BEING MADE TO HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE CONSENT SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.
     Holders of the Debentures on the Record Date (as defined herein) who wish to consent to the Proposed Amendment must complete the table below entitled “Description of Debentures to Which Consent is Given” and sign in the appropriate box set forth further below in this Letter of Consent. Because a custodian may hold Debentures on behalf of one or more beneficial owners, a custodian may consent to the Proposed Amendment for all beneficial owners or only some of such beneficial owners.
     Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” in consideration of the consent tendered hereby, the undersigned hereby instructs D.F. King & Company, Inc., who also is acting as paying agent (the “Paying Agent”), to issue a check in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” the undersigned hereby instructs the Paying Agent to mail the check (or, as applicable, credit the appropriate account with the cash (and accompanying documents, as appropriate), to the undersigned at the address(es) appearing below in the box entitled “Description of Debentures to which Consent is Given”.

PLEASE COMPLETE THE FOLLOWING TABLE:

DESCRIPTION OF DEBENTURES TO WHICH CONSENT IS GIVEN
Name(s) and Address(es) of Holder(s) (please fill in, if blank, exactly as name(s) appear(s) on Debentures) or DTC Participant(s)	Debentures with Respect to Which This Consent Is Given (Attach additional schedule, if necessary)
(1)	(2)	(3)	(4)
	Series of Debentures and Certificate or DTC Account Number(s)	Aggregate Principal Amount of Debentures	Principal Amount of Debentures to Which Consent is Given (if less than all)*

*If this consent relates to less than the aggregate principal amount of the Debentures registered in the name of the Holder(s), or held by The Depository Trust Company (“DTC”) for the account of DTC participant(s), named above, list the certificate or account numbers and principal amounts of Debentures to which this consent relates. Unless otherwise indicated in the column entitled “Principal Amount of Debentures to Which Consent is Given,” the undersigned Holder will be deemed to have consented in respect to the entire aggregate principal amount represented by the Debentures indicated in the column entitled “Aggregate Principal Amount of Debentures.”
IMPORTANT: READ CAREFULLY
This Letter of Consent must be executed by the Holder(s), or the DTC participant(s), in exactly the same manner as the name(s) of such Holder(s) appear(s) on the Debentures or on a security position listing as the owner of the Debentures. If Debentures to which this Letter of Consent relates are held by two or more joint Holders, all such Holders must sign this Letter of Consent. If signature is by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to Alcatel and Lucent of such person’s authority to so act. If this Letter of Consent is signed by a person other than the Holder, it must be accompanied by a proxy executed by the Holder. Certain signatures on this Letter of Consent must be guaranteed by a firm that is a member of the National Association of Securities Dealers, Inc. or a member of a registered national securities exchange or by a commercial bank or trust company having an office in the United States (an “Eligible Institution”). See Instruction 5 below.
     The name(s) and address(es) of the Holder(s) should be printed exactly as they appear on the certificate(s) representing the Debentures to which this consent is given.
     If you do not wish to consent to the Proposed Amendment described in the Joint Solicitation Statement/Prospectus, you do not need to return this Letter of Consent or take any other action.
NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
SPECIAL ISSUANCE INSTRUCTIONS
     To be completed ONLY if the check with respect to the consent fee paid for consent is to be issued in the name of and sent to someone other than the undersigned.
Issue          ☐ Check to:
Name:

(Please Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)
(also complete Substitute Form W-9 below)
SPECIAL DELIVERY INSTRUCTIONS
     To be completed ONLY if the the check with respect to the consent fee paid for consent is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in the “Special Issuance Instructions”.
Mail          ☐ Check to:
Name:

(Please Print)
Address:

TO BE COMPLETED BY ALL CONSENTING HOLDERS
PAYER’S NAME: D.F. KING & COMPANY, INC., AS PAYING AGENT
THE SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED AND SIGNED.
Please provide your social security number or other taxpayer identification number (“TIN”) and certify that you are not subject to backup withholding.

Substitute Form W-9
Department of the Treasury Internal Revenue Service
Payer’s Request for TIN and Certification

Name:

Please check the appropriate box indicating your status: ☐ Individual/Sole proprietor ☐ Corporation ☐ Exempt from backup withholding ☐ Partnership ☐ Other

Address (number, street, and apt. or suite no.)

City, State, and ZIP Code

Part I TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write “Applied For” in this Part I, complete the “Certificate Of Awaiting Taxpayer Identification Number” below and see “IMPORTANT TAX INFORMATION”.	Social Security Number OR Employer Identification Number

Part II Certification

Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person ▶	Date ▶

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE “IMPORTANT TAX INFORMATION”.
COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”
INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person ▶	Date ▶

Ladies and Gentlemen:
     Alcatel and Lucent are jointly soliciting consents from Holders of the Debentures to (a) amend Section 4.02 of the Indenture (SEC Reports) to permit Alcatel, in lieu of Lucent, to provide to the Holders of the Debentures the reports of Alcatel it files pursuant to sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended in lieu of reports relating to Lucent; and (b) amend (or be deemed to have amended) the provisions in the Debentures corresponding to the provisions in the Indenture that are amended by virtue of the amendment described above (collectively, the “Proposed Amendment”), all as set forth in full on Annex A and Exhibit 4.1.3 to the Joint Solicitation Statement/Prospectus.
     Subject to, and effective upon, acceptance by Alcatel and Lucent, the undersigned hereby delivers the undersigned’s consent to the Proposed Amendment. The undersigned hereby irrevocably constitutes and appoints the Tabulation Agent the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Tabulation Agent also acts as the agent of Alcatel and Lucent with respect to the consent solicitation, with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to deliver to Alcatel, Lucent and the Trustee this Letter of Consent as evidence of the undersigned’s consent to the Proposed Amendment and as certification that the Required Consents to the Proposed Amendment duly executed by the Holders have been received, all in accordance with the terms and conditions set forth in the Consent Documents.
     The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written consent, with respect to the principal amount of Debentures to which such consent is given, to the Proposed Amendment to the Indenture and the Debentures as required by the terms of the Indenture. The undersigned understands that the consent provided hereby shall remain in full force and effect until such consent is revoked in accordance with the procedures set forth in the Joint Consent Solicitation/Prospectus and this Letter of Consent. The undersigned understands that a revocation of such consent will not be effective following the Expiration Date. The Proposed Amendment to the Indenture will be effected by execution of a supplemental indenture to the Indenture (the “Supplemental Indenture”) to occur on the Expiration Date if the Required Consents have been obtained.
     If Alcatel and Lucent amend the terms of the consent solicitation in a manner that constitutes a material change, Alcatel and Lucent will promptly give oral (to be confirmed in writing) or written notice of such amendment to the Tabulation Agent and disseminate a supplement to the Joint Solicitation Statement/Prospectus in a manner reasonably designed to give Holders of the Debentures notice of the change on a timely basis.
     If Alcatel and Lucent terminate the consent solicitation for any reason, any such termination will be followed promptly by public announcement thereof. If Alcatel and Lucent terminate the consent solicitation, they will give prompt notice thereof to the Tabulation Agent and the consents previously executed and delivered pursuant to the consent solicitation will be of no further force and effect.
     The undersigned understands that, in order to be valid, a notice of revocation of consent must contain the name of the person who delivered the consent and the description of the Debentures to which it relates, the certificate number(s) of such Debentures, and the aggregate principal amount represented by such Debentures. The notice of revocation of consent must be signed by the Holder thereof in the same manner as the original signature on this Letter of Consent (including any required signature guarantee(s)) or be accompanied by evidence satisfactory to Alcatel, Lucent and the Tabulation Agent that the person revoking the consent has the legal authority to revoke such consent on behalf of the Holder. If this Letter of Consent was executed by a person other than the Holder of the Debentures, the revocation of consent must be accompanied by a valid proxy signed by such Holder and authorizing the revocation of such consent. To be effective, a revocation of consent must be received prior to the Expiration Date by the Tabulation Agent at the address set forth on the first page of this Letter of Consent. A purported notice of revocation that lacks any of the required information or is sent to an improper address will not validly revoke a consent previously given.
     The undersigned understands that delivering a consent relating to its Debentures will not affect a Holder’s right to sell or transfer such Debentures. All consents received from the Holder of record on the Record Date and not revoked by that Holder before the Expiration Date will be effective notwithstanding any transfer of such Debentures after the Record Date. However, the right to receive the consent fee is not transferable with any debenture.
     The undersigned understands that deliveries of consents pursuant to any of the procedures described in the Joint Solicitation Statement/Prospectus and in the instructions hereto and acceptance thereof by Alcatel and Lucent will constitute a binding agreement between the undersigned, Alcatel and Lucent upon the terms and subject to the conditions of the consent solicitation.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to give the consent contained herein. The undersigned will, upon request, execute and deliver any additional documents deemed by the Tabulation Agent or by Alcatel and Lucent to be necessary or desirable to perfect the undersigned’s consent to the Proposed Amendment and to complete the execution of the Supplemental Indenture.
     All authority conferred or agreed to be conferred by this Letter of Consent shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Consent shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.
     The undersigned understands that the delivery of its consent is not effective until receipt by the Tabulation Agent of this Letter of Consent, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Alcatel and Lucent. All questions as to form of all documents and the validity, including time of receipt, and deliveries and revocations of consents will be determined by Alcatel and Lucent, in their discretion, which determination shall be final and binding.

PLEASE SIGN HERE
To Be Completed By All Consenting Holders of Debentures
     THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF CONSENT WILL BE DEEMED TO CONSTITUTE CONSENT TO THE PROPOSED AMENDMENT.
     This Letter of Consent must be signed by the Holder(s) of Debentures exactly as his, her, its or their name(s) appear(s) on certificate(s) for such Debentures, or if delivered by DTC, exactly as such participant’s name appears on a security position listing as the owner of the Debentures. If the Debentures to which this consent relates are held by two or more joint Holders, all such Holders must sign this Letter of Consent. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Alcatel, Lucent and the Tabulation Agent of such person’s authority to so act. If this Letter of Consent is signed by a person other than the Holder, then it must be accompanied by a proxy executed by the Holder. Certain signatures on this Letter of Consent must be guaranteed by an Eligible Institution. See Instruction 5 below.

X

X
(Signature of Holder(s) or Authorized Signatory)
Date: ____________ 2006

Name(s):
(Please Print)

Capacity:
Address:

(Including Zip Code)
Area Code and Telephone Number: _______________________
PLEASE COMPLETE SIGNATURE GUARANTEE, IF REQUIRED
(See Instruction 5 below)
Certain Signatures Must be Guaranteed by an Eligible Institution
(Name of Eligible Institution Guaranteeing Signatures)
(Address (including zip code) and Telephone Number (including area code) of Eligible Institution)
(Authorized Signature)
(Printed Name)
(Title)
Date: ____________, 2006

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Consent Solicitation
     1. Delivery of this Letter of Consent. To deliver consents, a properly completed and duly executed copy or facsimile of this Letter of Consent and any other documents required by this Letter of Consent must be received by the Tabulation Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Letter of Consent and all other required documents to the Tabulation Agent is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested and that the mailing be made sufficiently in advance of the Expiration Date, as the case may be, to permit delivery to the Tabulation Agent prior to such date. No alternative, conditional or contingent deliveries of consents will be accepted. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Tabulation Agent. This Letter of Consent should be sent only to the Tabulation Agent, not to Alcatel, Lucent, the Trustee, the Solicitation Agent or any other party. However, Alcatel and Lucent reserve the right to accept any Letter of Consent received by Alcatel or Lucent.
     2. Holders Entitled to Consent. Only a Holder (or his or her representative or attorney-in-fact acting pursuant to a valid proxy or other authorization as indicated herein) as of 5:00 p.m., New York City time, on November 10, 2006 (the “Record Date”), may deliver a consent. We expect that DTC will authorize its participants, which include banks, brokers and other financial institutions, to execute Letters of Consent with respect to the Debentures they hold through DTC as if the participants were the Holders of those Debentures. A beneficial owner of Debentures who is not the Holder of such Debentures (i.e., whose Debentures are registered in the name of a nominee such as a brokerage firm) must instruct such nominee to either (a) execute a Letter of Consent and deliver it either to the Tabulation Agent on such beneficial owner’s behalf or to such beneficial owner for forwarding to the Tabulation Agent or (b) forward a duly executed proxy from the Holder authorizing such beneficial owner to execute and deliver a Letter of Consent with respect to the Debentures on such beneficial owner’s behalf, in which case the beneficial owner must deliver the executed Letter of Consent, together with the proxy, to the Tabulation Agent before the Expiration Date. Subject to the right of revocation described in Instruction 3 below, a consent by a Holder is a continuing consent, binding such Holder and its transferees, notwithstanding that ownership of the Debentures is transferred after the date of this Letter of Consent.
     3. Consent to Proposed Amendment; Revocation of Consents. In accordance with the Joint Solicitation Statement/Prospectus, all properly completed and executed Letters of Consent that are received by the Tabulation Agent prior to the Expiration Date will be counted as consents with respect to the Proposed Amendment, unless the Tabulation Agent receives, prior to the Expiration Date, a written notice of revocation of such consent as described in the Joint Solicitation Statement/Prospectus and this Letter of Consent. Notice of revocation of consent, to be valid, must: (a) contain the name of the person who delivered the consent and the description of the Debentures to which it relates, the certificate number(s) of such Debentures, and the aggregate principal amount represented by such Debentures; (b) be signed by the Holder thereof in the same manner as the original signature on this Letter of Consent, including any required signature guarantee(s), or be accompanied by evidence satisfactory to Alcatel, Lucent and the Tabulation Agent that the person revoking the consent has the legal authority to revoke such consent on behalf of the Holder; (c) if the Letter of Consent was executed by a person other than the Holder of the Debentures, be accompanied by a valid proxy signed by such Holder and authorizing the revocation of such consent; and (d) be received by the Tabulation Agent at the address set forth herein prior to the Expiration Date. A purported notice of revocation that lacks any of the required information or is sent to any other address will not be effective to revoke a consent previously given.

     Any consents validly delivered prior to the Expiration Date may not be revoked after the Expiration Date.
     ASSUMING RECEIPT OF THE REQUIRED CONSENTS, ALCATEL AND LUCENT INTEND TO CAUSE TO OCCUR THE EXECUTION OF THE SUPPLEMENTAL INDENTURE TO EFFECTUATE THE PROPOSED AMENDMENT TO THE INDENTURE. UPON ITS BECOMING OPERATIVE, THE SUPPLEMENTAL INDENTURE WILL BE BINDING UPON EACH HOLDER OF THE APPLICABLE DEBENTURES, EVEN IF SUCH HOLDER HAS NOT CONSENTED TO THE PROPOSED AMENDMENT.
     4. Partial Consents. If the “Description of Debentures to Which Consent is Given” table in this Letter of Consent is not completed, but the Letter of Consent is otherwise properly completed and signed by the Holder of Debentures, the Holder will be deemed to have consented to the Proposed Amendment with respect to all Debentures of such Holder. A consent by a Holder relating to less than the entire principal amount of Debentures held by such Holder or relating only to the Series A Debentures or the Series B Debentures will be valid if the consenting Holder lists the series of Debentures and the certificate number(s) and principal amount of Debentures registered in such Holder’s name. If no series or aggregate principal amount of Debentures as to which a consent is delivered is specified, the Holder will be deemed to have consented with respect to all Debentures of such Holder.
     5. Signatures on this Letter of Consent; Consent Proxies; Guarantee of Signatures. If this Letter of Consent is signed by the Holder(s) of the Debentures as to which consent is given hereby, the signature(s) must correspond with the name(s) as written on the face of the Debentures without alteration, enlargement or any change whatsoever. If this Letter of Consent is signed by a DTC participant whose name is shown as the owner of the Debentures as to which consent is given hereby, the signature must correspond with the name shown on the security position listing as the owner of the Debentures.
     If any of the Debentures as to which consent is given hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Consent. If any Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Consent and any necessary accompanying documents as there are different names in which certificates are held.
     If this Letter of Consent is signed by trustees, partners, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Alcatel, Lucent and the Tabulation Agent of such person’s authority to so act must be submitted with this Letter of Consent.
     If this Letter of Consent is signed by a person other than the Holder, then it must be accompanied by a proxy executed by the Holder.
     No signature guarantee is required if (a) this Letter of Consent is signed by the Holder(s) of the Debentures as to which consent is given hereby, or by a DTC participant whose name appears on a security position listing as the owner of the Debentures or (b) the consent delivered hereby is for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Consent and consent proxies, if any, must be guaranteed by an Eligible Institution.
     6. Irregularities. All questions as to the form of all documents and the validity, including time of receipt, and acceptance of deliveries and revocations of consents will be determined by Alcatel and

Lucent, in their discretion, which determination shall be final and binding. Alternative, conditional or contingent consents will not be considered valid. Alcatel and Lucent reserve the absolute right, in their discretion, to reject any or all consents in respect of Debentures that are not in proper form or the acceptance of which would, in Alcatel’s and Lucent’s opinion, be unlawful. Alcatel and Lucent also reserve the right to waive any defects, irregularities or conditions of delivery as to particular consents. Alcatel’s and Lucent’s interpretations of the terms and conditions of the consent solicitation, including the instructions in this Letter of Consent, will be final and binding. Any defect or irregularity in connection with deliveries of consents must be cured within such time as Alcatel and Lucent determine, unless waived by Alcatel and Lucent. Deliveries of consents shall not be deemed to have been made until all defects or irregularities have been waived by Alcatel and Lucent or cured. All consenting Holders, by execution of this Letter of Consent or a facsimile hereof, waive any right to receive notice of the effectiveness of the Proposed Amendment. None of Alcatel, Lucent, the Trustee, the Tabulation Agent, the Solicitation Agent, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in deliveries of consents or will incur any liability to Holders for failure to give any such notice.
     7. Waiver of Conditions. Alcatel and Lucent expressly reserves the right, in their discretion, to waive any of the conditions to the consent solicitation, as more fully described in the Prospectus.
     8. Requests for Assistance or Additional Copies. Questions relating to the procedures for consenting to the Proposed Amendment and requests for assistance may be directed to the Tabulation Agent at the address set forth in the first page of this Letter of Consent. Requests for additional copies of the Joint Solicitation Statement/Prospectus or this Letter of Consent may be directed to the Information Agent, whose address and telephone numbers appear on the back cover of this Letter of Consent. All other questions relating to the consent solicitation may be directed to the Solicitation Agent at the address and telephone numbers on the back cover of this Letter of Consent.
     9. Substitute Form W-9. Under United States federal income tax law, if you deliver your consent, you generally are required to furnish the Paying Agent either (i) a properly completed Substitute Form W-9 (above) with your correct taxpayer identification number (“TIN”), if you are a U.S. person, or (ii) a properly completed appropriate IRS Form W-8, if you are not a U.S. person.
     Use Substitute Form W-9 only if you are a U.S. person, including a resident alien individual. You will be subject to United States federal backup withholding at a rate of 28% on all reportable payments made to you pursuant to the consent solicitation if (i) you do not furnish your TIN to the Paying Agent (ii) you do not certify your TIN, (iii) the IRS tells the Paying Agent or Lucent that you furnished an incorrect TIN, or (iv) you do not certify to the Paying Agent that you are not subject to backup withholding. Certain payees are exempt from backup withholding. See the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 referred to above on whether you are an exempt payee.
     Backup withholding is not an additional tax. You may credit any amounts withheld by backup withholding against your regular United States federal income tax liability or, if backup withholding results in an overpayment of taxes, claim a refund from the IRS.
     If you have not been issued a TIN, you may write “Applied For” in the space provided in Part I of the Substitute Form W-9 if you have applied for a TIN or intend to apply for a TIN. In that case, you must also complete the Certificate of Awaiting Taxpayer Identification Number (above). The Paying Agent will withhold 28% of all reportable payments unless you provide a TIN to the Paying Agent or have otherwise established an exemption from backup withholding by the time of payment.
     You are generally exempt from backup withholding if you are a nonresident alien or a foreign entity (including a disregarded domestic entity with a foreign owner) and give the requester the appropriate completed Form W-8. However, as described in the Joint Solicitation Statement/Prospectus, you will be subject to U.S. withholding tax at a 30% rate on all payments made to you pursuant to the consent solicitation unless you are able to properly establish an exemption or partial reduction from withholding. You will find further information in IRS Publication 515. “Withholding of Tax on Nonresident Aliens and Foreign Entities”. You can receive the applicable Form W-8 from the Paying Agent.
     If you fail to furnish your correct TIN to the Paying Agent, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

The Information Agent for the consent solicitation is:
D.F. KING & COMPANY, INC.
48 Wall Street
New York, New York 10005
(888) 887-0082 (Toll Free)
(212) 269-5550 (Banks/Brokers)
The Solicitation Agent for the consent solicitation is:
BEAR, STEARNS & CO. INC.
Global Liability Management Group
383 Madison Avenue, 8th Floor
New York, New York 10179
(877) 696-BEAR (Toll Free)
(877) 696-2327

GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

Give the name and
social security
For this type of account:	number of—

1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]

b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

5. Sole proprietorship or single-owner LLC	The owner[3]

Give the name and
employer
For this type of account:	identification
number of—

6. Sole proprietorship or single-member LLC	The owner[3]

7. A valid trust, estate, or pension trust	The legal entity[4]

8. Corporate or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s social security number.

[3]	You must show your individual name and you may also enter your business or “doing business as” name on the second name line. You may use either your social security number or your employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.

[4]	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1 (800) TAX-FORM (1-800-829-3676).
Payees Exempt From Backup Withholding
Backup withholding is not required on any payments made to
the following payees:
1.	An organization exempt from tax under Section 501 (a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).
2.	The United States or any of its agencies or instrumentalities.
3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
4.	A foreign government or any of its political subdivisions, agencies or instrumentalities.
5.	An international organization or any of its agencies or instrumentalities.
Other payees that may be exempt from backup withholding include:
6.	A corporation.
7.	A foreign central bank of issue.
8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
9.	A futures commission merchant registered with the Commodity Futures Trading Commission.
10.	A real estate investment trust.
11.	An entity registered at all times during the tax year under the Investment Company Act of 1940.
12.	A common trust fund operated by a bank under Section 584(a).
13.	A financial institution.
14.	A middleman known in the investment community as a nominee or custodian.
15.	A trust exempt from tax under Section 664 or described in Section 4947.
The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for ...	THEN the payment is exempt for...

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Exempt payees should complete a Substitute Form W-9 to avoid possible erroneous backup withholding. Check the “Exempt from backup withholding” box in question #2 of the attached Substitute Form W-9, furnish your taxpayer identification number, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.
Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) Misuse of Taxpayer Identification Numbers. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE